SUPPLEMENTAL HISTORICAL FINANCIAL INFORMATION January 2012 Exhibit 99.1

Introduction
TripAdvisor Spin-Off
Following the close of trading on the Nasdaq Stock Market on December 20, 2011, Expedia, Inc. (“Expedia” or the “Company”), a
Delaware corporation, completed the spin-off (the “Spin-Off”) of TripAdvisor, Inc., a Delaware corporation (“TripAdvisor”) to Expedia stockholders. TripAdvisor consists of the domestic and international operations previously associated with Expedia’s TripAdvisor Media
Group (the “TripAdvisor Businesses”) and is now a separately traded public company, trading under the symbol “TRIP” on The
Nasdaq Global Select Market. Expedia continues to own and operate its remaining businesses—the domestic and international operations of its travel transaction brands—as a separately traded public company, trading under the symbol “EXPE” on The Nasdaq
Global Select Market. Prior to the Spin-Off, TripAdvisor was a wholly-owned subsidiary of Expedia, with Expedia as its sole stockholder.
Expedia effected the Spin-Off by means of a reclassification of its capital stock that resulted in the holders of Expedia capital stock immediately prior to the time of effectiveness of the reclassification having the right to receive a proportionate amount of TripAdvisor capital stock. A one-for-two reverse stock split of outstanding Expedia capital stock occurred immediately prior to the Spin-Off, with cash paid in lieu of fractional shares.
Basis of Presentation
The unaudited quarterly consolidated financial information presented within this presentation is based on historical results, after giving effect to the TripAdvisor Businesses as discontinued operations and the reverse stock split for the periods presented.
Non-GAAP Measures
The Appendices to this presentation also include certain financial measures that are supplemental measures to GAAP and are defined by the Securities and Exchange Commission as non-GAAP financial measures. Following the Spin-Off, the Company introduced Adjusted EBITDA, a new non-GAAP financial measure. Going forward, the Company plans to regularly report Adjusted
EBITDA and will no longer report Operating Income Before Amortization.
Reconciliations to GAAP measures of non-GAAP measures set forth in this presentation are included in the Appendices. These non-
GAAP measures are subject to certain limitations and are intended to supplement, not substitute for, comparable GAAP measures. Investors are urged to consider carefully the comparable GAAP measures and reconciliations.
Trademarks and logos are the property of their respective owners.
© 2012 Expedia, Inc. All rights reserved. CST: 2029030-50

Statements of Operations
Three months ended
March 31
Three months ended
June 30
Three months ended
September 30
Nine months ended
September 30
Three months ended
March 31
Three months ended
June 30
Three months ended
September 30
Three months ended
December 31
Year ended
December 31
Revenue 727,835 $                    913,591 $                  1,020,450 $                 2,661,876 $                646,418 $                    751,537 $                  898,099 $                   737,591 $                   3,033,645 $
Costs and expenses:
Cost of revenue (1) 175,610                      195,810                     206,451                      577,871                      156,483                      166,836                     187,977                      174,191                      685,487
Selling and marketing (1) 350,908                      400,483                     408,169                      1,159,560                   291,999                      308,425                     351,130                      283,227                      1,234,781
Technology and content (1) 86,807                        93,101                       98,472                        278,380                      75,218                        74,406                       79,761                        79,395                        308,780
General and administrative (1) 71,160                        72,045                       78,680                        221,885                      64,540                        63,945                       63,624                        66,495                        258,604
Amortization of intangible assets 5,834                          5,914                        5,564                         17,312                       5,650                          5,479                        5,550                         5,835                         22,514
Legal reserves, occupancy tax and other 2,358                          2,531                        14,015                        18,904                       366                            5,910                        903                            15,513                        22,692
Operating income 35,158                        143,707                     209,099                      387,964                      52,162                        126,536                     209,154                      112,935                      500,787
Other income (expense):
Interest income 3,335                          5,451                        5,784                         14,570                       594                            1,210                        2,426                         2,822                         7,052
Interest expense (22,522)                       (22,489)                     (23,234)                      (68,245)                      (12,500)                       (11,501)                     (18,279)                      (24,148)                      (66,428)
Other, net (7,182)                         (5,404)                       10,790                        (1,796)                        1,883                          2,177                        (15,292)                      (4,340)                        (15,572)
Total other expense, net (26,369)                       (22,442)                     (6,660)                        (55,471)                      (10,023)                       (8,114)                       (31,145)                      (25,666)                      (74,948)
Income from continuing operations before income taxes 8,789                          121,265                     202,439                      332,493                      42,139                        118,422                     178,009                      87,269                        425,839
Provision for income taxes (2,886)                         (33,132)                     (30,599)                      (66,617)                      (15,228)                       (40,091)                     (41,339)                      (23,684)                      (120,342)
Income from continuing operations 5,903                          88,133                       171,840                      265,876                      26,911                        78,331                       136,670                      63,585                        305,497
Discontinued operations, net of taxes (a) 46,306                        52,757                       38,566                        137,629                      33,688                        37,022                       41,354                        7,999                         120,063
Net income 52,209                        140,890                     210,406                      403,505                      60,599                        115,353                     178,024                      71,584                        425,560
Net income attributable to noncontrolling interests (170)                           (497)                          (872)                           (1,539)                        (1,204)                         (1,091)                       (1,474)                        (291)                           (4,060)
Net income attributable to Expedia, Inc.
52,039 $                     140,393 $                  209,534 $                   401,966 $                   59,395 $                     114,262 $                  176,550 $                   71,293 $                     421,500 $
Amounts attribuable to Expedia, Inc.:
Income from continuing operations 5,826 $                       87,682 $                    170,947 $                   264,455 $                   25,748 $                     77,253 $                    135,223 $                   63,391 $                     301,615 $
Discontinued operations, net of taxes 46,213                        52,711                       38,587                        137,511                      33,647                        37,009                       41,327                        7,902                         119,885
Net income 52,039 $                     140,393 $                  209,534 $                   401,966 $                   59,395 $                     114,262 $                  176,550 $                   71,293 $                     421,500 $
Earnings per share from continuing operations (b)
Basic 0.04 $                         0.64 $                       1.26 $                        1.94 $                        0.18 $                         0.54 $                       0.96 $                        0.46 $                        2.14 $
Diluted 0.04                           0.63                          1.22                           1.90                           0.17                           0.53                          0.94                           0.45                           2.09
Shared used in computing earning per
share from continuing operations (b)
Basic 136,930                      136,796                     136,176                      136,632                      144,301                      142,044                     140,608                      138,052                      141,233
Diluted 139,084                      139,053                     139,684                      139,271                      147,251                      144,488                     143,142                      141,251                      144,014
Dividends declared per common share 0.07 $                         0.07 $                       0.07 $                        0.21 $                        0.07 $                         0.07 $                       0.07 $                        0.07 $                        0.28 $
(1) Includes stock-based compensation as follows:
Cost of revenue 810 $                          581 $                        584 $                         1,975 $                      789 $                          487 $                        549 $                         576 $                         2,401 $
Selling and marketing 3,509                          2,279                        2,423                         8,211                         3,662                          2,684                        2,521                         2,899                         11,766
Technology and content 3,863                          2,690                        2,982                         9,535                         3,604                          2,648                        2,569                         2,844                         11,665
General and administrative 6,616                          5,963                        7,034                         19,613                       8,670                          7,278                        5,652                         5,075                         26,675
EXPEDIA, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except for per share data)
2010 2011

(a) Represents the elimination of the assets and liabilities as well as the results of operations of TripAdvisor, including (i) the reclassification of expense Expedia paid to TripAdvisor related to sales and marketing expense (previously eliminated in consolidation) to third-party expense as the relationship will continue after the Spin-Off, (ii) the reclassification of expense related to the obligation to fund a charitable foundation that was assumed by TripAdvisor in conjunction with the Spin-Off, (iii) non-recurring expenses incurred to effect the spin-off of TripAdvisor during the nine months ended September 30, 2011 of $6.5 million and (iv) interest expense and amortization of debt issuance costs and discount, related to the redemption of Expedia’s 8.5% senior notes due 2016 in connection with the Spin-Off, was attributed to discontinued operations in all periods presented.
(b) Reflects changes in Expedia’s stockholders’ equity to affect the spin-off after giving effect to the one-for-two reverse stock split of Expedia that occurred in connection with the Spin-Off.
Statements of Operations (cont’d)

Appendix A: Non-GAAP Measures
Definitions of Non-GAAP Measures
Expedia, Inc. reports Adjusted EBITDA, Adjusted Net Income and Adjusted EPS, all of which are supplemental measures to GAAP and are defined by the SEC as non-GAAP financial measures. These measures are among the primary metrics by which management evaluates the performance of the business and on which internal budgets are based.  Management believes that investors should have access to the same set of tools that management uses to analyze our results.
These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP. Adjusted EBITDA, Adjusted Net Income and Adjusted EPS have certain limitations in that they do not take into account the impact of certain expenses to our consolidated statements of operations. We endeavor to compensate for the limitation of the non-GAAP measures presented by also providing the most directly comparable GAAP measures and descriptions of the reconciling items and adjustments to derive the non-GAAP measures.  Adjusted EBITDA, Adjusted Net Income and Adjusted EPS also exclude certain items related to occupancy tax matters, which may ultimately be settled in cash, and we urge investors to review the detailed disclosure regarding these matters in the Management Discussion and Analysis, Legal Proceedings sections, as well as the notes to the financial statements, included in the Company’s annual and quarterly reports filed with the Securities and Exchange Commission. The non-GAAP financial measures used by the
Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.
The definition of Adjusted Net Income was revised in fourth quarter of 2010 and fourth quarter of 2011.
Adjusted EBITDA is defined as operating income plus: (1) stock-based compensation expense, including compensation expense related to certain subsidiary equity plans; (2) acquisition-related impacts, including (i) amortization of intangible assets and goodwill and intangible asset impairment, and (ii) gains (losses) recognized on changes in the value of contingent consideration arrangements; (3) certain infrequently occurring items, including restructuring; (4) items included in Legal reserves, occupancy tax and other, which includes reserves for potential settlement of issues related to hotel occupancy taxes, related court decisions and final settlements, and charges incurred, if any, for monies that may be required to be paid in advance of litigation in certain occupancy tax proceedings; (5) gains (losses) realized on revenue hedging activities that are included in other, net; and (6) depreciation.
The above items are excluded from our Adjusted EBITDA measure because these items are noncash in nature, or because the amount and timing of these items is unpredictable, not driven by core operating results and renders comparisons with prior periods and competitors less meaningful.  We believe Adjusted EBITDA is a useful measure for analysts and investors to evaluate our future on-going performance as this measure allows a more meaningful comparison of our performance and projected cash earnings with our historical results from prior periods and to the results of our competitors. Moreover, our management uses this measure internally to evaluate the performance of our business as a whole and our individual business segments. In addition, we believe that by excluding certain items, such as stock-based compensation and acquisition-related impacts, Adjusted EBITDA corresponds more closely to the cash operating income generated from our business and allows investors to gain an understanding of the factors and trends affecting the ongoing cash earnings capabilities of our business, from which capital investments are made and debt is serviced.

Appendix A: Non-GAAP Measures (cont’d)
Adjusted Net Income generally captures all items on the statements of operations that occur in normal course operations and have been, or ultimately will be, settled in cash and is defined as net income/(loss) attributable to Expedia, Inc. plus net of tax: (1) stock-based compensation expense, including compensation expense related to certain subsidiary equity plans; (2) acquisition-related impacts, including (i) amortization of intangible assets, including as part of equity-method investments, and goodwill and intangible asset impairment, (ii) gains (losses) recognized on changes in the value of contingent consideration arrangements, and (iii) gains (losses) recognized on noncontrolling investment basis adjustments when we acquire controlling interests; (3) mark to market gains and losses on derivative instruments assumed at the time of
Expedia’s spin-off from IAC/Interactive Corp.; (4) currency gains or losses on U.S. dollar denominated cash or investments held by majority-
owned eLong, Inc.; (5) certain other infrequently occurring items, including restructuring charges; (6) items included in Legal reserves, occupancy tax and other, which includes reserves for potential settlement of issues related to hotel occupancy taxes, related court decisions and final settlements, and charges incurred, if any, for monies that may be required to be paid in advance of litigation in certain occupancy tax proceedings; (7) discontinued operations; (8) the noncontrolling interest impact of the aforementioned adjustment items and (9) unrealized gains (losses) on revenue hedging activities that are included in other, net.
We believe Adjusted Net Income is useful to investors because it represents Expedia, Inc.’s combined results, excluding the impact of certain expenses, infrequently occurring items and items not directly tied to the core operations of our businesses.
We believe Adjusted EPS is useful to investors because it represents, on a per share basis, Expedia’s consolidated results, taking into account items which are not allocated to the operating businesses such as interest expense, taxes, foreign exchange gains or losses, and minority interest, but excluding the effects of certain expenses not directly tied to the core operations of our businesses.
Adjusted Net Income does not include all items that affect our net income/(loss) and net income/(loss) per share for the period. Therefore, we think it is important to evaluate these measures along with our consolidated statements of operations.
Adjusted EPS is defined as Adjusted Net Income divided by adjusted weighted average shares outstanding, which include dilution from options and warrants per the treasury stock method and include all shares relating to restricted stock units (“RSUs”) in shares outstanding for Adjusted EPS.
This differs from the GAAP method for including RSUs, which treats them on a treasury method basis. Shares outstanding for Adjusted EPS purposes are therefore higher than shares outstanding for GAAP EPS purposes.

Appendix B: Adjusted EBITDA
Reconciliation
Three months ended
March 31
Three months ended
June 30
Three months ended
September 30
Nine months ended
September 30
Three months ended
March 31
Three months ended
June 30
Three months ended
September 30
Three months ended
December 31
Year ended
December 31
Adjusted EBITDA
82,027 $                     188,996 $                  277,677 $                   548,700 $                   100,379 $                    181,035 $                  249,868 $                   169,200 $                   700,482 $
Depreciation
(29,185)                       (31,651)                     (36,791)                      (97,627)                      (23,026)                       (27,226)                     (27,271)                      (28,008)                      (105,531)
Amortization of intangible assets (5,834)                         (5,914)                       (5,564)                        (17,312)                      (5,650)                         (5,479)                       (5,550)                        (5,835)                        (22,514)
Stock-based compensation (14,798)                       (11,513)                     (13,023)                      (39,334)                      (16,725)                       (13,097)                     (11,291)                      (11,394)                      (52,507)
Legal reserves, occupancy tax and other
(2,358)                         (2,531)                       (14,015)                      (18,904)                      (366)                           (5,910)                       (903)                           (15,513)                      (22,692)
Realized (gain) loss on revenue hedges
5,306                          6,320                        815                            12,441                       (2,450)                         (2,787)                       4,301                         4,485                         3,549
Operating income 35,158                        143,707                     209,099                      387,964                      52,162                        126,536                     209,154                      112,935                      500,787
Interest expense, net
(19,187)                       (17,038)                     (17,450)                      (53,675)                      (11,906)                       (10,291)                     (15,853)                      (21,326)                      (59,376)
Other, net
(7,182)                         (5,404)                       10,790                        (1,796)                        1,883                          2,177                        (15,292)                      (4,340)                        (15,572)
Income from continuing operations before income taxes 8,789                          121,265                     202,439                      332,493                      42,139                        118,422                     178,009                      87,269                        425,839
Provision for income taxes
(2,886)                         (33,132)                     (30,599)                      (66,617)                      (15,228)                       (40,091)                     (41,339)                      (23,684)                      (120,342)
Income from continuing operations
5,903                          88,133                       171,840                      265,876                      26,911                        78,331                       136,670                      63,585                        305,497
Discontinued operations, net of taxes 46,306                        52,757                       38,566                        137,629                      33,688                        37,022                       41,354                        7,999                         120,063
Net income 52,209                        140,890                     210,406                      403,505                      60,599                        115,353                     178,024                      71,584                        425,560
Net income attributable to noncontrolling interests
(170)                           (497)                          (872)                           (1,539)                        (1,204)                         (1,091)                       (1,474)                        (291)                           (4,060)
Net income attributable to Expedia, Inc.
52,039 $                     140,393 $                  209,534 $                   401,966 $                   59,395 $                     114,262 $                  176,550 $                   71,293 $                     421,500 $
2011 2010
EXPEDIA, INC.
ADJUSTED EBITDA RECONCILIATION
(In thousands)

Appendix C:  Adjusted Net Income and
Adjusted EPS Reconciliation
Three months ended
March 31
Three months ended
June 30
Three months ended
September 30
Nine months ended
September 30
Three months ended
March 31
Three months ended
June 30
Three months ended
September 30
Three months ended
December 31
Year ended
December 31
Net income attributable to Expedia, Inc. 52,039 $                     140,393 $                  209,534 $                   401,966 $                   59,395 $                     114,262 $                  176,550 $                   71,293 $                     421,500 $
Discontinued operations, net of taxes (46,213)                       (52,711)                     (38,587)                      (137,511)                    (33,647)                       (37,009)                     (41,327)                      (7,902)                        (119,885)
Amortization of intangibles 5,834                          5,914                        5,564                         17,312                       5,650                          5,479                        5,550                         5,835                         22,514
Stock-based compensation 14,798                        11,513                       13,023                        39,334                       16,725                        13,097                       11,291                        11,394                        52,507
Legal reserves, occupancy tax and other 2,358                          2,531                        14,015                        18,904                       366                            5,910                        903                            15,513                        22,692
Foreign currency loss on U.S. dollar cash balances
held by eLong 377                            1,182                        558                            2,117                         (125)                           873                           1,358                         606                            2,711
Unrealized (gain) loss on revenue hedges 1,146                          (1,983)                       (10,612)                      (11,449)                      (718)                           (903)                          8,724                         (2,205)                        4,898
Noncontrolling interests (674)                           (1,050)                       (815)                           (2,539)                        (436)                           (783)                          (954)                           (704)                           (2,877)
Provision for income taxes (6,825)                         (5,196)                       (12,178)                      (24,199)                      (7,236)                         (8,450)                       (8,283)                        (10,480)                      (34,449)
Adjusted Net Income 22,840                        100,593                     180,502                      303,935                      39,974                        92,477                       153,812                      83,350                        369,612
GAAP diluted weighted average shares outstanding 139,084                      139,053                     139,684                      139,271                      147,251                      144,488                     143,142                      141,251                      144,014
Additional restricted stock units 1,572                          1,333                        1,218                         1,374                         2,270                          1,979                        1,735                         1,569                         1,889
Adjusted weighted average shares outstanding 140,656                      140,386                     140,902                      140,645                      149,521                      146,467                     144,877                      142,820                      145,903
Diluted earnings per share from continuing operations 0.04 $                         0.63 $                       1.22 $                        1.90 $                        0.17 $                         0.53 $                       0.94 $                        0.45 $                        2.09 $
Adjusted earnings per share from continuing operations 0.16                           0.72                          1.28                           2.16                           0.27                           0.63                          1.06                           0.58                           2.53
2011 2010
EXPEDIA, INC.
ADJUSTED EPS
(In thousands, except for per share data)